UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026
VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	V	New York Stock Exchange
2.250% Senior Notes due 2028	V28	New York Stock Exchange
2.000% Senior Notes due 2029	V29	New York Stock Exchange
3.125% Senior Notes due 2033	V33	New York Stock Exchange
2.375% Senior Notes due 2034	V34	New York Stock Exchange
3.500% Senior Notes due 2037	V37	New York Stock Exchange
3.875% Senior Notes due 2044	V44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 24, 2026, Visa Inc. (the “Company”) authorized the deposit of $250 million into the U.S. litigation escrow account previously established under the Company’s U.S. retrospective responsibility plan (the “Plan”). Under the terms of the Plan, when the Company funds the U.S. litigation escrow account, the value of the Company’s class B-1, B-2, and B-3 common stock, which are held predominantly by U.S. financial institutions and their affiliates and successors, are subject to dilution through downward adjustments to the conversion rates of the class B-1 to class A common stock, class B-2 to class A common stock, and class B-3 to class A common stock. This deposit resulted in the decrease in the conversion rate applicable to the Company’s class B-1 common stock from 1.5475 to 1.5445, the decrease in the conversion rate applicable to the Company’s class B-2 common stock from 1.5075 to 1.5014, and the decrease in the conversion rate applicable to the Company's B-3 common stock from 1.5075 to 1.4953, effective as of June 25, 2026.
The conversion rate adjustments have the same effect on earnings per share as repurchasing the Company’s class A common stock. Therefore the as-converted class B-1 common stock share count was reduced by approximately 6,658 from 3,373,814 to 3,367,156, the as-converted class B-2 common stock share count was reduced by approximately 2,973 from 733,661 to 730,688, and the as-converted class B-3 common stock share count was reduced by approximately 740,184 from 91,340,149 to 90,599,965. The deposit and conversion rate adjustment calculations were conducted in accordance with the Company’s certificate of incorporation currently in effect using the volume-weighted average price over the two-day pricing period from June 24, 2026 through June 25, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date:	June 26, 2026	By:	/s/ Chris Suh
Chris Suh Chief Financial Officer